Related party transactions	6 Months Ended
Jun. 30, 2024
Related party transactions
Related party transactions

15.   Related party transactions

(i)	Pension scheme – the pension schemes are related parties. For details for all significant transactions during the period, see note 11.
(ii)	Services Agreement between the Company and AGSA. A net charge of $10 million and $19 million has been included in SG&A expenses for the three and six months ended June 30, 2024, respectively (2023: $10 million and $19 million).
(iii)	Earnout Shares – see note 12.
(iv)	Movement in working capital in the three and six months ended June 30, 2024 includes transaction and other costs of $2 and $3 million reimbursed by AGSA (2023: $nil million and $2 million reimbursed to AGSA).
(v)	Dividends – see note 14.

There were no other significant related party transactions in the three and six months ended June 30, 2024.